Financial assets at fair value through profit or loss - Summary of Derivative Financial Assets FVTPL - Foreign Currency Forward and Interest Rate Swap (Details) - ARS ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Foreign Currency Forwards
Foreign currency forward purchases - US$	$ 631,333	$ 718,460
Foreign currency forward sales - US$	587,705	705,015
Foreign currency forward sales - Euros	7,800	3,451
Interest Rate Swaps
Fixed rate for floating rate	$ 14,000,000	$ 7,044,000